Exhibit 99.1

Lantronix Reports Fiscal First-Quarter 2027 Financial Results

•	Net Revenue Increased over 8% Year-over-Year to $32.4 Million
•	Embedded IoT Solutions Revenue Increased 37% Year-over-Yea
•	GAAP Net Loss Improved to $463 Thousand, or ($0.01) per Share
•	Non-GAAP Net Income Increased 50% to $2.2 Million, or $0.05 per Share
•	Company Reaffirms Expectation for Double-Digit Revenue Growth in Fiscal 2027

IRVINE, Calif., Nov. 9, 2026 — Lantronix Inc. (Nasdaq: LTRX), a global provider of Edge Intelligence and Industrial IoT solutions that power NDAA-compliant unmanned systems, critical infrastructure and resilient enterprise networks, today reported results for the fiscal first quarter ended September 30, 2026.

Management Commentary

“We entered fiscal 2027 from a position of strength, delivering 8% year-over-year revenue growth, non-GAAP gross margins above 45%, and a 50% increase in year-over-year non-GAAP net income,” said Saleel Awsare, president and CEO of Lantronix. “Our Embedded IoT Solutions revenue grew 37% year-over-year, driven by continued momentum across unmanned systems. Importantly, we're translating that success into opportunities beyond drones and defense. Recent design wins in advanced surveying and smart security monitoring for jobsite safety demonstrate how we're leveraging our edge computing and computer vision expertise across a broader range of commercial and industrial applications.

“The strategic tuck-in acquisition of Nero Global Tracking has expanded our pro forma software and services mix above 10% of total revenue, supporting our strategy of building a more predictable, higher-margin revenue base. We are also seeing growing interest in our out-of-band management solutions from customers deploying AI and data center infrastructure. Together, these developments reinforce our confidence in delivering double-digit revenue growth in fiscal 2027.”

Q1 FY2027 Financial Results

•	Net Revenue: $32.4 million
•	GAAP Net Loss: $463 thousand, or ($0.01) per share
•	Non-GAAP Net Income: $2.2 million, or $0.05 per share

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Q1 FY2027 and Recent Business Highlights

•	Added the Open-Q 8550CS SOM to the U.S. Department of War’s Blue UAS Framework, giving drone OEMs a pre-vetted compute module that can reduce component-level qualification effort for defense and government programs.
•	Introduced Spotter at AUSA 2026, a compact robotics platform with onboard AI, vision, sensing and flight control for drones and mobile robots, expected to be available in the fourth quarter of calendar 2026.
•	Secured two design wins for Lantronix’s edge compute solutions in commercial and industrial computer vision. Trimble Inc. selected Lantronix to power its advanced surveying equipment, which incorporates multiple cameras and laser technology, while a leading provider of jobsite security solutions chose Lantronix to enable smart security cameras with 360-degree jobsite intelligence.
•	Launched MediaTek-based system-on-modules, making Lantronix the only North American supplier of MediaTek-based SOMs. The NDAA/TAA-compliant modules deliver 10 TOPS of AI performance at less than 4 watts for high-volume commercial drone, industrial and robotics programs.
•	Welcomed Jason Lamb as an independent director. Lamb is a former U.S. Navy SEAL officer and defense technology executive with more than 20 years of experience across special operations, technology development and investing, providing valuable insight as the Company scales in unmanned systems.
•	Launched the FOX5 Edge-to-Cloud intelligent serial gateway, which pairs with Percepxion™ to give critical asset operators real-time monitoring and predictive maintenance without a truck roll.

Q2 FY2027 Financial Outlook

•	Net Revenue: $32.5 million to $34.5 million
•	Non-GAAP Net Income: $1.8 million to $2.7 million, or $0.04 to $0.06 per share

Conference Call and Webcast

Management will host an investor conference call and audio webcast today (Monday, Nov. 9, 2026) at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the fiscal first quarter of 2027. To access the live conference call, investors should dial 1-844-802-2442 (U.S./Canada) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2027 first-quarter call. The webcast will also be available simultaneously via the investor relations section of the Company’s website.

Investors can access a conference call replay starting at approximately 4:00 p.m. Pacific Time on Nov. 9, 2026, on the Lantronix website. A telephonic replay will also be available through Nov. 16, 2026, by dialing 1-855-669-9658 (U.S./Canada) or 1-412-317-0088 (international) and entering passcode 7475247.

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About Lantronix

Lantronix Inc. (NASDAQ: LTRX) is a global leader in Edge Intelligence and Industrial IoT solutions that power NDAA-compliant unmanned systems, critical infrastructure and resilient enterprise networks. It delivers intelligent computing, secure connectivity and remote management for mission-critical applications enabling customers to optimize operations, enhance security and accelerate digital transformation. Its comprehensive portfolio of hardware, software and services powers applications ranging from mission-critical autonomous platforms and edge analytics for critical infrastructure to intelligent surveillance and secure network management. By bringing intelligence to the network edge, Lantronix helps organizations achieve efficiency, security and a competitive edge in today’s AI-driven world. For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) is calculated by adjusting GAAP net income (loss) to exclude (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net income by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which, for GAAP purposes, is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance for non-GAAP net income is provided without a reconciliation to the most directly comparable GAAP measure due to the inherent difficulty of forecasting the timing or amount of certain items excluded from the forward-looking non-GAAP measure. These items are not reasonably estimable on a forward-looking basis without unreasonable effort and could have a material impact on GAAP net income (loss).

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our expectations for revenue and earnings for the second quarter of fiscal 2027 and revenue growth for fiscal 2027; our positioning to continue leveraging our edge computing and computer vision expertise across a broader range of commercial and industrial applications and attracting interest in our out-of-band management solutions; the expected benefits of our Nero Global Tracking acquisition; and our expectations regarding the future benefits of our recent collaborations, partnerships and customer and design wins. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry, and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand; the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; potentially shifting legislative, regulatory, and oversight priorities of the U.S. Congress following the November 3, 2026 midterm elections; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on Aug. 27, 2026, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2026, expected to be filed with the SEC on Nov. 9, 2026, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2026 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Investor Contact:

Matt Glover and Greg Robles

Gateway Group, Inc.

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30,	June 30,
	2026	2026
Assets
Current assets:
Cash and cash equivalents	$37,620	$60,466
Marketable securities	13,836	–
Accounts receivable, net	28,894	25,317
Inventories, net	31,161	25,804
Contract manufacturers' receivables	4,738	3,500
Prepaid expenses and other current assets	3,218	2,347
Total current assets	119,467	117,434
Property and equipment, net	2,197	1,453
Goodwill	34,383	31,089
Intangible assets, net	8,684	2,177
Lease right-of-use assets	7,192	7,428
Other assets	720	755
Total assets	$172,643	$160,336

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,989	$16,971
Accrued payroll and related expenses	3,799	4,820
Current portion of long-term debt, net	250	–
Other current liabilities	12,901	10,284
Total current liabilities	39,939	32,075
Long-term debt, net	4,541	–
Other non-current liabilities	8,728	8,985
Total liabilities	53,208	41,060

Commitments and contingencies

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	358,131	357,502
Accumulated deficit	(239,038)	(238,575)
Accumulated other comprehensive income	337	344
Total stockholders' equity	119,435	119,276
Total liabilities and stockholders' equity	$172,643	$160,336

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2026	2026	2025
Net revenue	$32,369	$31,154	$29,794
Cost of revenue	17,856	17,549	16,448
Gross profit	14,513	13,605	13,346
Operating expenses:
Selling, general and administrative	10,010	9,334	9,542
Research and development	4,336	4,187	4,598
Restructuring, severance and related charges	89	142	93
Acquisition-related costs	245	184	43
Amortization of intangible assets	391	150	597
Total operating expenses	15,071	13,997	14,873
Loss from operations	(558)	(392)	(1,527)
Interest income (expense), net	340	159	(15)
Other income (expense), net	(51)	(76)	183
Loss before income taxes	(269)	(309)	(1,359)
Provision (benefit) for income taxes	194	(40)	42

Net loss	$(463)	$(269)	$(1,401)

Net loss per share - basic and diluted	$(0.01)	$(0.01)	$(0.04)

Weighted-average common shares - basic and diluted	46,743	42,186	39,188

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2026	2026	2025

GAAP net loss	$(463)	$(269)	$(1,401)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	31	41	35
Employer portion of withholding taxes on stock grants	1	2	2
Amortization of manufacturing profit in acquired inventory	12	–	18
Depreciation and amortization	97	102	106
Total adjustments to cost of revenue	141	145	161
Selling, general and administrative:
Share-based compensation	1,372	1,067	1,454
Employer portion of withholding taxes on stock grants	55	36	27
Depreciation and amortization	230	211	290
Total adjustments to selling, general and administrative	1,657	1,314	1,771
Research and development:
Share-based compensation	205	208	284
Employer portion of withholding taxes on stock grants	9	7	6
Depreciation and amortization	41	41	50
Total adjustments to research and development	255	256	340
Restructuring, severance and related charges	89	142	93
Acquisition related costs	245	184	43
Amortization of purchased intangible assets	391	150	597
Total non-GAAP adjustments to operating expenses	2,637	2,046	2,844
Interest (income) expense, net	(340)	(159)	15
Other expense (income), net	51	76	(183)
Provision (benefit) for income taxes	194	(40)	42
Total non-GAAP adjustments	2,683	2,068	2,879
Non-GAAP net income	$2,220	$1,799	$1,478

Non-GAAP net income per share - diluted	$0.05	$0.04	$0.04

Denominator for GAAP net income (loss) per share - diluted	46,743	42,186	39,188
Non-GAAP adjustment	1,617	2,040	2,214
Denominator for non-GAAP net income per share - diluted	48,360	44,226	41,402

GAAP cost of revenue	$17,856	$17,549	$16,448
Non-GAAP adjustments to cost of revenue	(141)	(145)	(161)
Non-GAAP cost of revenue	17,715	17,404	16,287
Non-GAAP gross profit	$14,654	$13,750	$13,507
Non-GAAP gross margin	45.3%	44.1%	45.3%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
Embedded IoT Solutions	$15,680	$13,659	$11,467
IoT System Solutions	14,074	15,301	16,459
Software and Services	2,615	2,194	1,868
	$32,369	$31,154	$29,794

	Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
Americas	$23,302	$22,896	$20,651
EMEA	5,602	5,155	5,087
Asia Pacific Japan	3,465	3,103	4,056
	$32,369	$31,154	$29,794

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